UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

Lionsgate Studios Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	N/A	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Howe Street, 20th Floor

Vancouver, British Columbia V6C 3R8

and

2700 Colorado Avenue

Santa Monica, California 90404

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 848-3866

Lionsgate Studios Holding Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Shares, no par value per share	LION	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on May 6, 2025 of the transactions contemplated by that certain Arrangement Agreement (the “Arrangement Agreement”), dated as of January 29, 2025, as amended by an amending agreement (the “Arrangement Agreement Amendment”) dated March 12, 2025, by and among Starz Entertainment Corp. (f/k/a Lions Gate Entertainment Corp.), a British Columbia corporation (“Starz”), Lionsgate Studios Corp. (formerly known as Lionsgate Studios Holding Corp.), a British Columbia corporation (the “Company” or “New Lionsgate”), Lionsgate Studios Holding Corp. (formerly known as Lionsgate Studios Corp.), a British Columbia corporation (“Legacy LG Studios”) and LG Sirius Holdings ULC, a British Columbia unlimited liability corporation that was voluntarily dissolved in accordance with Section 314 of the Business Corporations Act (British Columbia) and the regulations made thereunder (“LG Sirius,” and together with Starz, New Lionsgate, and Legacy LG Studios, the “Parties”, and the agreement, the “Arrangement Agreement”). At all times prior to the completion of the Transactions, Starz is hereinafter referred to as Old Lionsgate.

On May 6, 2025, pursuant to the Arrangement Agreement, Old Lionsgate completed the separation of the businesses of New Lionsgate and Starz through a series of transactions described below (the “Transactions”), resulting in two separately traded public companies: (1) New Lionsgate, which holds, directly and through subsidiaries, the motion picture and television studio operations previously held by Old Lionsgate (the “Studios Business”) and (2) Starz, which holds, directly and through subsidiaries, the other businesses that were previously held by Old Lionsgate, including the STARZ-branded premium subscription platforms (the “Starz Business”).

In connection with the completion of the Transactions, among other things:

•

Old Lionsgate shareholders first received (i) in exchange for each outstanding Class A voting share of Old Lionsgate, without par value (“LGEC Class A shares”), that they held: one New Lionsgate Class A voting common share, without par value (“New Lionsgate Class A shares”); one New Lionsgate Class C preferred share, with one-half (1/2) of a vote per share, without par value (“New Lionsgate Class C preferred shares”) and (ii) in exchange for each outstanding Class B non-voting share of LGEC, without par value (“LGEC Class B shares”), that they held: one New Lionsgate Class B non-voting common share, without par value (“New Lionsgate Class B shares”) and one New Lionsgate Class C preferred share, without par value. Such exchange transactions by LGEC shareholders are collectively referred to as the “Initial Share Exchange.”

•	Old Lionsgate changed its name to Starz Entertainment Corp. and created a new class of voting common shares, without par value (“Starz Common Shares”).

•

New Lionsgate created a new class of common shares, without par value (“New Lionsgate Common Shares”) and New Lionsgate shareholders (formerly Old Lionsgate shareholders) received, in exchange for each New Lionsgate Class A share they held, together with each New Lionsgate Class C preferred share they held and which was issued in exchange for an LGEC Class A share in the Initial Share Exchange, one and twelve one-hundredths (1.12) New Lionsgate new common shares and one and twelve one-hundredths (1.12) Starz common shares and in exchange for each New Lionsgate Class B share they held, together with each New Lionsgate Class C preferred share they held and which was issued in exchange for an LGEC Class B share in the Initial Share Exchange, one New Lionsgate Common Share and one Starz Common Share. Such exchange transactions by Old Lionsgate shareholders are collectively referred to as the “Second Share Exchange.”

•	As a result of the steps described above, each of New Lionsgate and Starz have a single class of “one share, one vote” common shares.

•	Following the Second Share Exchange, the Starz Common Shares were consolidated on a 15-to-1 basis, such that every fifteen (15) Starz Common Shares were consolidated into one (1) Starz Common Share.

•	Legacy LG Studios shareholders, other than New Lionsgate and dissenting shareholders, received, in exchange for each LG Studios common share, without par value (“Legacy LG Studios Common Shares”),

they held, a number of New Lionsgate Common Shares equal to the product of the LG Studios Consideration Shares divided by the total number of Legacy LG Studios Common Shares issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Arrangement Agreement) and held by Legacy LG Studios shareholders other than LG Sirius (such shares, the “LG Studios Flip Shares” and such ratio, the “LG Studios Reorganization Ratio”). The LG Studios Consideration Shares equals the aggregate number of Legacy LG Studios Common Shares obtained when the LG Studios Flip Percentage is multiplied by the quotient of (a) the aggregate number of New Lionsgate Common Shares issued to New Lionsgate shareholders (formerly Old Lionsgate shareholders) in the Second Share Exchange divided by (b) 1 minus the LG Studios Flip Percentage. The LG Studios Flip Percentage equals the quotient, expressed as a percentage, of (1) the LG Studios Flip Shares divided by (2) the total number of Legacy LG Studios Common Shares issued and outstanding immediately prior to the Arrangement Effective Time (as defined in the Arrangement Agreement). The LG Studios Reorganization Ratio was determined to be 0.989632. Such transactions by LG Studios shareholders are collectively referred to as the “LG Studios Flip.”

Following completion of the Transactions, New Lionsgate Common Shares, began trading under the symbol “LION” on the New York Stock Exchange (“NYSE”) and Starz Common Shares began trading under the symbol “STRZ” on the Nasdaq Global Select Market (“NASDAQ”).

The issuance of New Lionsgate Common Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to the registration statement on Form S-4 (File No. 333-282630-02) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 15, 2024, as amended by Amendment No. 1 as filed with the SEC on November 27, 2024, as amended by Amendment No. 2 as filed with the SEC on December 31, 2024, as amended by Amendment No. 3 as filed with the SEC on January 27, 2025, as amended by Amendment No.4 as filed with the SEC on February 24, 2025, as amended by Amendment No. 5 as filed with the SEC on March 13, 2025 (as so amended, the “Registration Statement”), by New Lionsgate and Starz, and declared effective on March 14, 2025. The definitive joint proxy statement/prospectus, dated March 14, 2025, of each of Old Lionsgate and Legacy LG Studios that forms part of the Registration Statement contains additional information about the Transactions.

The foregoing description of the Arrangement Agreement and the Transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Arrangement Agreement and the Arrangement Agreement Amendment, which are incorporated herein by reference to Exhibit 2.1 and Exhibit 2.2 to the Registration Statement, respectively.

This Current Report on Form 8-K establishes New Lionsgate as the successor issuer to Legacy LG Studios pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(d) under the Exchange Act, New Lionsgate Common Shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Lionsgate is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Lionsgate hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2025, New Lionsgate entered into several agreements with Legacy LG Studios and Starz in connection with the completion of the Transactions, including the following:

•	Separation Agreement;

•	Transition Services Agreement;

•	Employee Matters Agreement;

•	Amendment to Tax Matters Agreement, pursuant to which New Lionsgate was made a party to the Tax Matters Agreement; and

•	Amendment to Sponsor Option Agreement, pursuant to which New Lionsgate was made a party to the Sponsor Option Agreement.

In addition, New Lionsgate entered into several agreements with each of Liberty Global Ventures Limited, Liberty Global Ltd., MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Institutional Partners II LP, MHR Institutional Partners IIA LP, MHR Institutional Partners III LP, MHR Institutional Partners IV LP and MHR Fund Management LLC and affiliated funds thereto, including the following:

•	New Lionsgate Voting Agreement;

•	New Lionsgate Registration Rights Agreements; and

•	New Lionsgate Investor Rights Agreement.

A summary of the principal terms of each of these agreements (including the agreements entered into with Legacy LG Studios and Starz) is set forth in the section entitled “Certain Relationships and Related Party Transactions” contained the Registration Statement. These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, and 10.11, respectively, and are incorporated herein by reference.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Credit Agreement

On May 6, 2025, in connection with the consummation of the Transactions, New Lionsgate entered into a new credit agreement (the “Credit Agreement”) with Lions Gate Television Inc. (“LGTV”), as borrower, the guarantors referred to therein, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as administrative agent.

The Credit Agreement provides for an $800.0 million senior secured revolving credit facility, which facility may be increased to a total amount not in excess of $1,200.0 million, subject to the terms and conditions set forth therein. Availability of funds under the Credit Agreement is subject to a borrowing base. The Credit Agreement and commitments thereunder will mature on the date that is five years after the closing date of the facility. Borrowings under the Credit Agreement will bear interest at a rate per annum equal to, at LGTV’s option, either Term SOFR (subject to a 0.00% floor) or a base rate, in each case plus a margin of 2.50% for SOFR loans and 1.50% for base rate loans. LGTV will pay a commitment fee equal to 0.375% per annum in respect of unutilized commitments thereunder.

Borrowings under the Credit Agreement may be used for working capital needs and other general corporate purposes, including the financing of permitted acquisitions and investments and to fund the development, production and acquisition costs of motion pictures and episodic series and other transactions not prohibited by the terms thereof.

LGTV’s obligations under the Credit Agreement are guaranteed by New Lionsgate and substantially all of its wholly owned restricted subsidiaries and secured by substantially all assets of LGTV and the guarantors, in each case subject to certain customary exceptions.

The Credit Agreement contains certain customary affirmative and negative covenants that limit the ability of New Lionsgate and its restricted subsidiaries, among other things and subject to certain significant exceptions, to incur debt or liens, make investments, enter into certain mergers, consolidations, asset sales and acquisitions, pay dividends and make other restricted payments and enter into transactions with affiliates. The Credit Agreement also contains events of default customary for financings of this type, including relating to a change of control.

In addition, the Credit Agreement requires New Lionsgate to maintain a Liquidity Ratio (as defined in the Credit Agreement) of no less than 1.10 to 1.00 as of the last day of each fiscal quarter.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement attached hereto as Exhibit 10.25 and incorporated herein by reference.

6.000% Notes

On May 6, 2025, in connection with the consummation of the Transactions, LGTV as successor issuer, assumed by way of supplemental indenture (the “Supplemental Indenture”) all of Starz Capital Holdings 1, Inc’s (formerly known as Lions Gate Capital Holdings 1, Inc.) obligations under that certain indenture, dated as of May 8, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indenture”), among Starz Capital Holdings 1, Inc, as initial issuer, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association, as trustee, and the 6.000% Exchange Notes issued thereunder (the “Notes”).

Pursuant to the terms of the Supplemental Indenture, LGTV agreed to assume and perform as primary obligor all obligations of the initial issuer under the Indenture and Notes and the initial issuer was released and discharged from all obligations thereunder.

Following consummation of the Transactions, the Notes bear interest at 6.000% per annum payable semi-annually and mature April 15, 2030. The Notes are redeemable at LGTV’s option in whole at any time, or in part from time to time, at the following redemption prices (expressed as a percentage of the face value of the Notes), plus accrued and unpaid interest, if any, to, but not including the redemption date: (i) on or after the closing date of the Transactions until, but excluding, the one-year anniversary thereof, 103.0%; (ii) on or after the one-year anniversary of the Transactions until, but excluding the two-year anniversary thereof, 102.0%; (iii) on or after the two-year anniversary of the Transactions until, but excluding the three-year anniversary thereof, 101.0%; (iv) on or after the three-year anniversary of the Transactions and thereafter, 100%.

The foregoing descriptions of the Indenture, Notes and Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Indenture and Supplemental Indenture attached hereto as Exhibits 4.1 and 4.1.7x, respectively, and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2025, in connection with the consummation of the Transactions, Old Lionsgate notified NYSE of the completion of the Transactions and requested that LGEC Class A shares and LGEC Class B shares be withdrawn from listing on NYSE and Legacy LG Studios notified NASDAQ of the completion of the Transactions and requested that Legacy LG Studios Common Shares be withdrawn from listing on NASDAQ. In addition, each of Old Lionsgate and Legacy LG Studios requested of NYSE and NASDAQ the filing of a notification of removal from listing on Form 25 with the SEC with respect to the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, to report the delisting of LGEC Class A shares and LGEC Class B shares from NYSE and the delisting of Legacy LG Studios Common Shares from NASDAQ and to suspend trading of LGEC Class A shares and LGEC Class B shares on NYSE and Legacy LG Studios Common Shares on NASDAQ.

Each of Starz (on behalf of Old Lionsgate) and Legacy LG Studios intends to file with the SEC a certificate of notice of termination on Form 15 with respect to the LGEC Class A shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, requesting that the LGEC Class A Shares and LGEC Class B shares and Legacy LG Studios Common Shares, respectively, be deregistered under the Exchange Act, and that the reporting obligations of Old Lionsgate with respect to the LGEC Class A Shares and LGEC Class B shares and of Legacy LG Studios with respect to the Legacy LG Studios Common Shares under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Prior to the completion of the Transactions, New Lionsgate was a direct wholly owned subsidiary of Old Lionsgate. In connection with the Transactions, any shares of New Lionsgate common stock became held solely by former Old Lionsgate stockholders and former Legacy LG Studios stockholders. The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Committee Appointments

In accordance with the terms of the Arrangement Agreement, the notice of articles of New Lionsgate were amended to remove all directors of New Lionsgate and to name Gordon Crawford, Jon Feltheimer, Emily Fine, Michael T. Fries, John D. Harkey, Jr., Susan McCaw, Yvette Ostolaza, Dr. Mark H. Rachesky, Richard Rosenblatt and Harry E. Sloan as the directors of the New Lionsgate board of directors (the “New Lionsgate Board”) effective as of the completion of the Transactions. In connection therewith, the directors identified below were designated and appointed to the following committees of the New Lionsgate Board:

Audit & Risk Committee: Gordon Crawford, John D. Harkey, Jr. (Chair), and Susan McCaw.

Nominating and Corporate Governance Committee: Emily Fine, Yvette Ostolaza (Chair) and Richard Rosenblatt.

Compensation Committee: Michael T. Fries, Susan McCaw, Dr. Mark H. Rachesky and Harry E. Sloan (Chair).

Immediately following the completion of the Transactions, New Lionsgate adopted compensatory arrangements for the non-employee directors of the New Lionsgate Board that are substantially similar to the compensatory arrangements that were in place for non-employee members of the Old Lionsgate Board of Directors. These will remain subject to the review of, and may generally be modified by, the Compensation Committee of the New Lionsgate Board.

Removal and Appointment of Officers

In connection with the Transactions and effective immediately prior thereto, the following individuals, who had been previously serving in their respective positions shown below at Legacy LG Studios and Old Lionsgate, were removed from their respective positions of Old Lionsgate and Legacy LG Studios and appointed as executive officers of New Lionsgate (together, the “New Lionsgate Executive Officers”) as set forth in the table below:

Jon Feltheimer	Chief Executive Officer
Michael Burns	Vice Chair
James W. Barge	Chief Financial Officer
Brian Goldsmith	Chief Operating Officer
Bruce Tobey	Executive Vice President and General Counsel

Biographical information for each of the New Lionsgate Executive Officers can be found in the Registration Statement and is incorporated by reference into this Item 5.02.

Employment Agreements of Jon Feltheimer, James W. Barge, Brian Goldsmith and Bruce Tobey

In connection with the Transactions and pursuant to the Employee Matters Agreement, New Lionsgate assumed or retained, as applicable, the previous employment agreements (the “Existing Lionsgate Executive Officer Agreements”) between Old Lionsgate and each of Jon Feltheimer, James W. Barge, Brian Goldsmith and Bruce Tobey. A summary of the principal terms of each of the Existing Lionsgate Executive Officer Agreements is set forth in the section entitled “Employment Agreements” contained in the Registration Statement, as supplemented by the amendment to Bruce Tobey’s employment agreement previously reported in the Current Reports on Form 8-K filed by Old Lionsgate and Legacy LG Studios on April 10, 2025. The summaries contained in the foregoing are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 10.13, 10.14, 10.15, 10.16 and 10.17.

Employment Agreement of Michael Burns

In connection with the Transactions, on May 6, 2025, New Lionsgate entered into a new employment agreement with Michael Burns (the “Burns Employment Agreement”).

The term of the Burns Employment Agreement will commence on May 6, 2025 and will end on the third anniversary of such date (the “Expiration Date”). The Burns Employment Agreement provides for Mr. Burns to receive an annual base salary of $500,000 and to be eligible for a discretionary annual bonus to be determined at the discretion of the Compensation Committee of the New Lionsgate Board. The Burns Employment Agreement also provides for Mr. Burns to participate in New Lionsgate’s usual benefit programs for executives at his level, as well as New Lionsgate-provided life and disability insurance coverage, a car allowance and limited use of New Lionsgate’s private aircraft. Pursuant to the Burns Employment Agreement, Mr. Burns will also receive, subject to approval by the Compensation Committee of the New Lionsgate Board and Mr. Burns’ continued employment through the applicable grant date, a grant of equity-based awards each year during the term of the Burns Employment Agreement (the “Annual Grants”), with each Annual Grant to have an aggregate value of $500,000. Unless otherwise provided by the Compensation Committee of the New Lionsgate Board, each Annual Grant will be in the form of performance-based restricted share units (“PSUs”), with the number of PSUs subject to the award determined by dividing $500,000 by the closing price of the New Lionsgate Common Shares on the grant date. The Annual Grants will generally be scheduled to vest in three annual installments, with the vesting of PSUs to be contingent on achievement of performance metrics to be determined by the Compensation Committee of the New Lionsgate Board in consultation with New Lionsgate’s Chief Executive Officer for the 12-month period ending on the applicable vesting date. The Burns Employment Agreement also provides that the Annual Grants may be settled in cash, shares, or a combination thereof, as determined by the Committee. In the event Mr. Burns’ employment is terminated by New Lionsgate without cause or by him for good reason (as such terms are defined in the Burns Employment Agreement), he would be entitled to a cash severance payment equal to the present value of his base salary through the Expiration Date, a cash payment equal to two times his base salary (in lieu of any bonus component), and payment by New Lionsgate of his premiums for continued health insurance coverage for up to 18 months following his termination date and for continued life and disability insurance coverage through the Expiration Date. If Mr. Burns’ employment is terminated by New Lionsgate without cause or by him for good reason and such termination occurs on or within 12 months following a change in control of New Lionsgate (as defined in the Burns Employment Agreement), he would be entitled to the severance benefits described above, except that his cash severance would be the greater of the present value of his base salary through the Expiration Date and $2.6 million. In the event that Mr. Burns’ employment with New Lionsgate is terminated by New Lionsgate without cause, by him for good reason, or due to his death or disability, his equity awards granted by New Lionsgate pursuant to the Burns Employment Agreement, to the extent then outstanding and unvested, would become fully vested upon his termination (and, in the case of a termination without cause or for good reason, if the Annual Grant for the fiscal year in which his termination occurs has not previously been granted, that Annual Grant would be made and would fully vest upon his termination). Mr. Burns’ right to receive the severance payments, accelerated vesting, and other severance benefits described above is subject to his execution of a release of claims in favor of New Lionsgate.

The foregoing summary of the Burns Employment Agreement is qualified in its entirety by the provisions thereof, which is filed as Exhibit 10.18 herewith and incorporated herein by this reference.

Treatment of Old Lionsgate Plans and Performance Incentive Plan by New Lionsgate

On May 6, 2025, New Lionsgate assumed the Lionsgate 2023 Plan, and the Lions Gate Entertainment Corp. 2023 Performance Incentive Plan was amended and restated as the Lionsgate Studios Corp. 2025 Performance Incentive Plan (the “New Lionsgate 2025 Plan”), became effective, with respect to 58,000,000 New Lionsgate Common Shares. The New Lionsgate 2025 Plan was approved prior to the Transactions by the New Lionsgate Board and by Old Lionsgate, as the sole shareholder of New Lionsgate, subject to the approval of holders of LGEC Class A shares, as further described in the Registration Statement, which approval was obtained on April 23, 2025. On May 6, 2025, New Lionsgate became the sponsor of the New Lionsgate 2025 Plan. All awards outstanding immediately prior to the completion of the Transactions under the equity plans of Old Lionsgate and held by Old Lionsgate employees or directors who became New Lionsgate employees or directors after the Transactions, or by former employees (regardless of the division in which such former employee served), were converted into awards of New Lionsgate under the New Lionsgate 2025 Plan, except that awards of individuals who will be serving as non-employee directors of both New Lionsgate and Starz were only partially converted into awards under the New Lionsgate 2025 Plan. The foregoing description of the New Lionsgate 2025 Plan and the terms and conditions of awards pursuant to the New Lionsgate 2025 Plan does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.19 and incorporated herein by reference.

Deferred Compensation

The New Lionsgate Executive Officers and other key employees will continue to be eligible under the Lions Gate Entertainment Inc. Deferred Compensation Plan (the “Lionsgate Deferred Compensation Plan”), pursuant to which the named executive officers and certain other key employees may elect to receive a portion of their compensation on a deferred basis. Under the plan, Lionsgate is also permitted to make additional discretionary contributions with respect to amounts deferred under the plan. The foregoing description of the Lionsgate Deferred Compensation Plan is not complete and is subject to and qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 10.20 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the completion of the Transactions and pursuant to the Arrangement Agreement, the notice of articles of New Lionsgate were amended in their entirety. Copies of New Lionsgate’s Articles and Notice of Articles are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01.	Other Events.

On May 7, 2025, New Lionsgate issued a press release announcing the completion of the Transactions. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information.

The pro forma financial information included in the section of the Registration Statement entitled “Unaudited Pro Forma Condensed Consolidated Financial Information of New Lionsgate” is incorporated by reference into this Item 9.01.

(d) Exhibits.

2.1	Arrangement Agreement, dated as of January 29, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC (incorporated by reference to Exhibit 2.1 to the Registration Statement).

2.2	Amendment No. 1 to Arrangement Agreement, dated as of March 12, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC (incorporated by reference to Exhibit 2.2 to the Registration Statement).

3.1	Articles of Lionsgate Studios Corp.

3.2	Notice of Articles of Lionsgate Studios Corp.

4.1	Indenture, dated as of May 8, 2024, among Lions Gate Capital Holdings 1, Inc., the guarantors party thereto, and U.S. Bank Trust Company, National Association, as Trustee.

4.1.1x	Supplemental Indenture No. 1, dated as of May 13, 2024.

4.1.2x	Supplemental Indenture No. 2, dated as of September 25, 2024.

4.1.3x	Supplemental Indenture No. 3, dated as of December 31, 2024.

4.1.4x	Supplemental Indenture No. 4, dated as of May 8, 2024.

4.1.5x	Supplemental Indenture No. 5, dated as of February 3, 2025.

4.1.6x	Supplemental Indenture No. 6, dated as of April 23, 2025.

4.1.7x	Supplemental Indenture No. 7, dated as of May 6, 2025.

10.1	Separation Agreement, dated as of May 6, 2025, by and among Lions Gate Entertainment Corp., Lionsgate Studios Holding Corp., Lionsgate Studios Corp., and LG Sirius Holdings ULC.

10.2	Transition Services Agreement, dated as of May 6, 2025, by and between Starz Entertainment, LLC and Lions Gate Entertainment, Inc.

10.3	Employee Matters Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp., Lionsgate Studios Corp., LG Sirius Holdings ULC and Lions Gate Entertainment Corp.

10.4	Tax Matters Agreement by and between Lions Gate Entertainment Corp. and Lionsgate Studios Holding Corp. (incorporated by reference to Exhibit 10.1 to the Registration Statement).

10.5	Amendment to Tax Matters Agreement, dated as of May 6, 2025, by and between Lions Gate Entertainment Corp. and Lionsgate Studios Holding Corp.

10.6	Form of Sponsor Option Agreement by and among Screaming Eagle Acquisition Corp, Eagle Equity Partners V, LLC and SEAC II Corp. (incorporated by reference to Exhibit 10.32 to the Registration Statement).

10.7	Amendment to Sponsor Option Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp. and Eagle Equity Partners V, LLC.

10.8	Voting Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp., Liberty Global Ventures Limited, MHR Fund Management, LLC, Liberty Global LTD., and Mammoth Funds (as defined therein).

10.9	Registration Rights Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp. and the MHR Group (as defined therein).

10.10	Registration Rights Agreement, dated as of May 6, 2025, by and between Lionsgate Studios Holding Corp. and Liberty Global Incorporated Limited.

10.11	Investor Rights Agreement, dated as of May 6, 2025, by and among Lionsgate Studios Holding Corp., MHR Fund Management, LLC, Liberty Global Ventures Limited, Liberty Global LTD. and Mammoth Funds (as defined therein).

10.12	Credit and Guarantee Agreement, dated as of May 6, 2025, among Lions Gate Television Inc., as borrower, the guarantors party thereto, the lenders referred to therein, and JPMorgan Chase Bank, N.A., as administrative agent.

10.13	Employment Agreement between Jon Feltheimer and Lions Gate Entertainment Corp., dated as of August 21, 2020 (incorporated by reference to Exhibit 10.9 to the Registration Statement).

10.14	Employment Agreement between James W. Barge and Lions Gate Entertainment Corp., dated as of March 21, 2024 (incorporated by reference to Exhibit 10.11 to the Registration Statement).

10.15	Employment Agreement between Brian Goldsmith and Lions Gate Entertainment Corp., dated as of October 1, 2022 (incorporated by reference to Exhibit 10.12 to the Registration Statement).

10.16	Employment Agreement between Bruce Tobey and Lions Gate Entertainment Corp., dated as of March 27, 2023 (incorporated by reference to Exhibit 10.13 to the Registration Statement).

10.17	Amendment to Employment Agreement, dated as of April 9, 2025, between Lions Gate Entertainment Corp. and Bruce Tobey (incorporated by reference to Exhibit 10.1 to Lionsgate Studios Corp.’s Current Report on Form 8-K, dated as of April 9, 2025).

10.18	Employment Agreement between Michael Burns and Lionsgate Studios Corp., dated as of May 6, 2025.

10.19	Lionsgate Studios Corp. 2025 Performance Incentive Plan.

10.20	Lions Gate Entertainment Inc. Deferred Compensation Plan.

10.21	Credit, Security and Pledge Agreement dated as of September 30, 2024 with the borrowers, lenders and parents referred to therein, Fifth Third Bank, a National Association, as administrative agent and joint lead arranger, East West Bank, as reserve deposit agent, Zions Bankcorporation, N.A. (d/b/a California Bank & Trust) and First-Citizens Bank & Trust Company as co-documentation agents, and Western Alliance Bank as joint lead arranger.

10.22	Amended and Restated Credit, Security and Pledge Agreement dated as of November 5, 2024 with the borrowers, lenders and parents referred to therein, Fifth Third Bank, a National Association, as administrative agent and joint lead arranger. East West Bank, as reserve deposit agent, Zions Bankcorporation, N.A. (d/b/a California Bank & Trust) and First-Citizens Bank & Trust Company as co-documentation agents, and Western Alliance Bank as joint lead arranger.

10.23	Amendment No. 1 to the Amended and Restated Credit, Security and Pledge Agreement dated as of December 9, 2024 with the borrowers, lenders and parents referred to therein, Fifth Third Bank, a National Association, as administrative agent and joint lead arranger, East West Bank, as reserve deposit agent, Zions Bankcorporation, N.A. (d/b/a California Bank & Trust) and First-Citizens Bank & Trust Company as co-documentation agents, and Western Alliance Bank as joint lead arranger.

10.24	Amendment No. 2 to the Amended and Restated Credit, Security and Pledge Agreement dated as of March 31, 2025 with the borrowers, lenders and parents referred to therein, Fifth Third Bank, a National Association, as administrative agent and a joint lead arranger, East West Bank, as reserve deposit agent, City National Bank, Axos Bank, Flagstar Bank, N.A., First-Citizens Bank & Trust Company and Zions Bankcorporation, N.A. (d/b/a California Bank & Trust) as co-documentation agents, and Western Alliance Bank, Truist Bank, TCBI Securities, Inc. and Wells Fargo Bank, N.A., as joint lead arrangers, and Bank of Hope, Sunflower Bank and Preferred Bank as co-manager.

99.1	Press Release, dated May 7, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionsgate Studios Corp.

By:	/s/ James W. Barge
Name:	James W. Barge
Title:	Chief Financial Officer

Date: May 7, 2025